SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         CARDINAL BANKSHARES CORPORATION
                         _______________________________

               (Name of Registrant as Specified In Its Charter)

                                      N.A.
                       _______________________________
             (Name of Person(s) Filing Proxy Statement
                    if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               Not Applicable.

[ ]  Fee paid previously with preliminary materials.

<page1>

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             Not Applicable.



                         CARDINAL BANKSHARES CORPORATION
                               POST OFFICE BOX 215
                             FLOYD, VIRGINIA  24091

March 31, 1997


Dear Stockholder:

You are invited to attend the first annual meeting of stockholders of Cardinal Bankshares Corporation. The meeting will convene at 2:00 p.m. on Wednesday, April 23, 1997, at The Bank of Floyd Community Room, Floyd, Virginia.

You are also invited to remain after the meeting for light refreshments and visiting. If you so intend, please return the enclosed card with your proxy.

Please sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

Very truly yours,


s/Leon Moore

Leon Moore
President
<page2>

                         CARDINAL BANKSHARES CORPORATION
                             101 Jacksonville Circle
                                  P.O. Box 215
                             Floyd, Virginia  24091

                        PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints William R. Rakes, C.W. Harman, and Ronald Leon Moore or any one or more of them, as proxies, with full power of substitution, to vote all common stock of the undersigned at the Annual Meeting of Stockholders of the Corporation, to be held on April 23, 1997, at 2:00 p.m., and at any adjournment thereof, as follows:

(1) To vote for election to the Board of Directors all nominees listed below, unless authority is withheld by inserting the word "no" at the end of this sentence. ___________________.

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHER-WISE STRIKING OUT HIS NAME BELOW.

Nominees for Directors to serve until the 1998 Annual Meeting of Stockholders and until their successors are elected and have qualified are:

           K. Venson Bolt                Kevin D. Mitchell
           J.H. Conduff                  Ronald Leon Moore
           W.R. Gardner, Jr.             Dorsey H. Thompson
           C.W. Harman                   J. T. Williams, Jr.

(2) To vote for appointment of Larrowe, Cardwell & Company, L.C., as independent auditor of the Corporation for the year 1997, unless one of the following two alternatives is chosen: AGAINST ( ); ABSTAIN ( ).

(3) To vote upon such other business as may be properly brought before the meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED.

IF AUTHORITY IS NOT WITHHELD, OR IF NO CHOICE IS SPECIFIED, THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED ABOVE TO BE ELECTED TO THE BOARD OF DIRECTORS AND FOR APPOINTMENT OF LARROWE, CARDWELL & COMPANY, L.C. AS INDEPENDENT AUDITOR FOR THE CORPORATION FOR 1997.

Please sign your name(s) exactly as shown imprinted hereon. If stock is registered in more than one name, all owners must sign. If acting as executor or trustee or otherwise in a fiduciary capacity, please sign as such fiduciary.

_____________________________________
  Signature of Stockholder

_____________________________________
  Signature of Stockholder

Date:________________________________



<page 3>

                         CARDINAL BANKSHARES CORPORATION
                             101 Jacksonville Circle
                                  P.O. Box 215
                             Floyd, Virginia  24091


                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Cardinal Bankshares Corporation:

    NOTICE is hereby given that the 1997 Annual Meeting of Stockholders of Cardinal Bankshares Corporation will be held at The Bank of Floyd Community Room, Floyd, Virginia, on April 23, 1997, at 2:00 p.m. for the following purposes:

(1)  Electing Directors for the ensuing year.

(2) Approving appointment of the Corporation's independent auditor for the year 1997.

(3) Transacting such other business as may properly come before the meeting, or any adjournments thereof.

    Only stockholders of record at the close of business on March 27, 1997, are entitled to notice of and to vote at such meeting, or any adjournments thereof.

    Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding matters proposed to be acted upon at the meeting.

    To ensure that your shares are represented at the meeting, please fill in, date, sign, and mail promptly the enclosed proxy, for which a return envelope is provided. Your proxy is revocable at any time prior to its exercise.



By Order of the Board of Directors


March 31, 1997

<page4>


                         CARDINAL BANKSHARES CORPORATION
                             101 Jacksonville Circle
                                  P.O. Box 215
                              Floyd, Virginia  24091

                                  PROXY STATEMENT
                      FOR 1997 ANNUAL MEETING OF STOCKHOLDERS
                                    TO BE HELD
                                   APRIL 23, 1997


The Board of Directors of Cardinal Bankshares Corporation (the Corporation") solicits the enclosed proxy to be used at the 1997 Annual Meeting of Stock-holders to be held at The Bank of Floyd Community Room, 101 Jacksonville Circle, Floyd, Virginia, on Wednesday, April 23, 1997, at 2:00 p.m., and at any adjournment thereof.

The cost of solicitation of proxies will be borne by the Corporation. So-licitations will be made only by mail, except that, if necessary, officers and regular employees of the Corporation and The Bank of Floyd may make solicitations of proxies by telegram, telephone or personal calls. Brokerage houses and other nominees may request that copies of the proxy soliciting material be furnished to them for mailing to the beneficial owners of the stock held of record by such brokerage houses and nominees. The Corporation may reimburse them for their reasonable expenses in this connection.

All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with the instructions therein contained, if any. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof. Directors are elected by a plurality of votes properly cast, assuming a quorum is present. All matters coming before the meeting will be approved if the votes favoring such matter exceed those opposing it. Abstentions and broker non-votes will have no direct effect on the election of directors or any other matter which may be considered.

An Annual Report to Stockholders, including the Corporation's financial state-ments for the year ended December 31, 1996, accompanies this proxy statement. This proxy statement and the accompanying proxy are first being sent or delivered to stockholders of the Corporation on or about March 31, 1997.

As of March 27, 1997, the Corporation had 465,536 outstanding shares of its common stock, each of which is entitled to one vote at the Annual Meeting. Only stockholders of record at the close of business on March 27, 1997, will be entitled to vote at the meeting, or any adjournment thereof.

<page5>

ITEM 1:    ELECTION OF DIRECTORS
________________________________

At the meeting, eight Directors will be elected, to serve until the 1998 Annual Meeting of Stockholders.

In the event that any nominee becomes unavailable for election, the proxies will be voted for a substitute nominee. However, the Board of Directors does not anticipate that any nominee will be unavailable for election, and all have consented to be named and to serve if elected. Each nominee hereinafter named has been recommended for election by the Board of Directors.


INFORMATION CONCERNING NOMINEES
_______________________________

                                                Principal Occupation and
                             Director         Principal Business Conducted
     Name           Age        Since                Past Five Years
________________    ___       _______       _________________________________

K. Venson Bolt       71       3/12/96       Vice Chairman, The Bank of Floyd;
                                            Farmer

J.H. Conduff         76       3/12/96       Chairman of the Corporation and
                                            The Bank of Floyd;  Dentist

W.R. Gardner, Jr.    54       3/12/96       Director of Pupil Personnel, Floyd
                                            County Public Schools

C.W. Harman          73       3/12/96       Retired Farmer and Merchant

Merch
ant

Kevin D. Mitchell    58       3/12/96       Dairy Farmer

Ronald Leon Moore    55       3/12/96       President and Chief Executive
                                            Officer of     the Corporation and
                                            The Bank of Floyd

Dorsey H. Thompson   67       3/12/96       Farmer

J.T. Williams, Jr.   79       3/12/96       Retired Bank Executive

<page6>

EXECUTIVE COMPENSATION
______________________

The following table sets forth the compensation of the Corporation's Chief Executive Officer for the fiscal year ended December 31, 1996, 1995 and 1994. No other officer received in excess of $100,000 for the current year.

SUMMARY COMPENSATION TABLE
__________________________

 NAME AND CAPACITY                                          ALL OTHER
  IN WHICH SERVED           YEAR            SALARY        COMPENSATION(1)
-------------------         ----         -----------      ---------------
Ronald Leon Moore,          1996         $ 97,700.00        $ 2,940.00
President and Chief         1995         $ 94,600.00        $ 2,940.00
Executive Officer           1994         $ 91,000.00        $ 2,800.00


(1) Employer contribution to the Corporation's pension plan for the years indicated.



DIRECTORS MEETINGS, COMMITTEES AND FEES
_______________________________________

Directors of the Corporation currently receive a fee of $150 for each board and committee meeting attended. The Board of Directors held 12 meetings during the last fiscal year. All incumbent directors attended at least 75 percent of the aggregate number of meetings held by the Board and meetings of committees on which they served.

The Board of Directors has appointed an Audit Committee consisting of the following nonemployee directors: K. Venson Bolt, W.R. Gardner, Jr., Kevin
D. Mitchell and Dorsey H. Thompson. The Audit Committee, which met two times during 1996, reviews the financial records and reports of the Bank and each of its affiliates.

The Board of Directors has appointed a Nominating Committee, consisting of Kevin D. Mitchell, K. Venson Bolt and C.W. Harman to consider nominees to stand for election to the Board of Directors. This committee met one time during 1996. The Nominating Committee has no formal procedure for considering nominees proposed by the shareholders. The Board of Directors has not created a Compensation Committee.

OWNERSHIP OF COMMON STOCK
_________________________

The following stockholder beneficially owns in excess of five percent of the outstanding common stock of the Corporation.

<PAGE7>

Name and Address of           Amount and Nature of
 Beneficial Owner             Beneficial Ownership         Percent of Class
___________________           ____________________         ________________

Joseph H. Conduff                    46,548(1)                    9.9
P.O. Box 113
Floyd, VA  24091

(1) Includes 4,800 shares owned by his wife.

The following table sets forth the beneficial ownership of the Common Stock of the Corporation as of March 14, 1997, by each director (including the Chief Executive Officer) and nominee and all directors and executive officers as a group.

Name of Beneficial             Amount and Nature of
         Owner                   Beneficial Ownership(1)      Percent of Class
__________________            _______________________      ________________
K. Venson Bolt                       2,688 (3)                    (2)

J.H. Conduff                        46,548 (4)                    9.9

W.R. Gardner, Jr.                      400                        (2)

C.W. Harman                          1,400 (5)                    (2)

Kevin D. Mitchell                    4,864 (6)                    1.0

Ronald Leon Moore                    1,816 (7)                    (2)

Dorsey H. Thompson                   2,645 (8)                    (2)

J.T. Williams, Jr.                     500                        (2)

All directors and
executive officers
as a group (8 persons)              61,751                       13.26


(1) Includes shares which may be deemed beneficially owned by virtue of family relationships, joint ownership, voting power or investment power.

(2) Less than 1 percent.

(3) Includes 160 shares owned with his wife.

(4) Includes 4,800 shares owned by his wife.

(5) Includes 992 shares owned with his wife.

(6) Includes 200 shares owned by his wife, 224 shares owned with his wife, and 200 shares owned for his son.

<page8>


(7) Includes 1,000 shares owned by his wife, and 300 shares owned with his wife.

(8) Includes 860 shares owned with his wife.



Section 16(a) Beneficial Ownership Reporting Compliance
_______________________________________________________

Based on a review of the forms submitted to the Corporation during or with respect to its fiscal year ended December 31, 1996, no person required to file reports pursuant to Section 16 of the Securities Exchange Act of 1934 failed to file any such report on a timely basis during that year.


CERTAIN TRANSACTIONS
____________________

Some of the directors and officers of the Corporation and their families are at present, as in the past, customers of the Corporation, and have had and expect to have transactions with the Corporation in the ordinary course of business. In addition, some of the directors and officers of the Corporation are at present, as in the past, also directors and officers of corporations which are customers of the Corporation and which have had and expect to have transactions with the Corporation in the ordinary course of business. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.


ITEM 2:  APPOINTMENT OF INDEPENDENT AUDITOR
___________________________________________

Larrowe, Cardwell & Company, L.C. is being recommended to the stockholders of the Corporation for appointment as independent auditor for the year ending
December 31, 1997. Representatives of this firm are expected to attend the meeting and have the opportunity to make a statement and respond to appropriate questions from stockholders.


STOCKHOLDER PROPOSALS FOR 1998
______________________________

If any eligible stockholder intends to present a proposal at the 1998 Annual
Meeting of Stockholders, such proposal must be received by the Corporation at its principal executive office, 101 Jacksonville Circle, P.O. Box 215, Floyd,
Virginia, on or before November 24, 1997. Otherwise, such proposal will not be considered for inclusion in the Corporation's proxy statement for such meeting.

<page9>


MISCELLANEOUS
_____________
All properly executed proxies received by the Corporation will be voted at the meeting in accordance with the instructions contained therein.

The Board of Directors knows of no matter not identified herein which may properly come before the meeting for action. However, if any other matter does properly come before the meeting, the person or persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

You are urged to execute and return promptly the enclosed form of proxy.


<page10>

